UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 31, 2010
WILLIAMS PIPELINE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33917	26-0834035
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On August 31, 2010, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 24, 2010, by and among Williams Partners L.P. (“Williams Partners”), Williams Partners GP LLC, Williams Partners Operating LLC (“Operating Company”), WPZ Operating Company Merger Sub LLC (“Merger Sub”), Williams Pipeline Partners L.P. (the “Partnership”) and Williams Pipeline GP LLC (the “General Partner”), Merger Sub, a direct wholly owned subsidiary of Operating Company, which is a direct wholly owned subsidiary of Williams Partners, was merged with and into the Partnership, with the Partnership being the sole surviving entity and becoming an indirect wholly owned subsidiary of Williams Partners (the “Merger”). As a result of the Merger, all outstanding common units of the Partnership (“Common Units”) and all outstanding subordinated units of the Partnership (“Subordinated Units”) were canceled, and each holder of outstanding Common Units, other than the General Partner, will be entitled to receive 0.7584 of one common unit of Williams Partners in consideration for each Common Unit that such holder owned at the effective time of the Merger. The fixed exchange ratio of common units of Williams Partners was based on the relative closing prices of the common units of Williams Partners and the Partnership on the trading day prior to Williams Partners’ announcement of its intention to seek to acquire the Common Units.
     Prior to the completion of the Merger, Williams Partners, through its 100% ownership of the General Partner, indirectly owned 4,700,668 Common Units and 10,957,900 Subordinated Units representing an approximate 45.7% limited partner interest in the Partnership; 684,869 general partner units in the Partnership representing a 2% general partner interest in the Partnership; and certain incentive distribution rights to distributions by the Partnership. The conflicts committee of the Board of Directors of the General Partner (the “Board”), with the assistance of its advisors, reviewed, negotiated and evaluated the Merger Agreement and the Merger, and unanimously determined that the Merger Agreement and the Merger were in the best interests of the Partnership and the holders of Non-affiliated Common Units (as defined below) and recommended that the Merger Agreement and the Merger be approved by the Board and the holders of Non-affiliated Common Units.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2010, and the terms of which are incorporated herein by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     In connection with the completion of the Merger, the New York Stock Exchange (the “Exchange”) was notified that each outstanding Common Unit was canceled, and the Partnership requested that the Exchange file a notification of removal from listing on Form 25 with the SEC with respect to the Common Units. In addition, the Partnership will file with the SEC a certification and notice of termination on Form 15 with respect to the Common Units, requesting that the Common Units be deregistered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Partnership under Sections 13 and 15(d) of the Exchange Act be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
     The descriptions of the Merger and the Merger Agreement in Item 2.01 and the delisting and deregistration of the Common Units in Item 3.01 are incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 31, 2010, H. Brent Austin, Emmitt C. House and Steven L. Zelkowitz each delivered a letter to the Board informing the Board of their resignation from their positions as directors of the General Partner, to be effective at the time at which the Common Units are delisted from the Exchange.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the effective time of the Merger, as contemplated by the Merger Agreement, the Partnership’s Agreement of Limited Partnership was amended and restated in its entirety as the Second Amended and Restated Agreement of Limited Partnership of Williams Pipeline Partners L.P., dated as of August 31, 2010 (the “Restated Partnership Agreement”). The Restated Partnership

Agreement provides for Operating Company to have a limited partner interest in the Partnership which constitutes 98% of the aggregate partnership interest of all partners in the Partnership, and for the General Partner to have a general partner interest in the Partnership which constitutes 2% of the aggregate partnership interest of all partners in the Partnership. The Restated Partnership Agreement also eliminates or simplifies numerous provisions relating to other matters, including conflicts of interest, special approval and rights of limited partners previously included as customary terms for a publicly traded limited partnership. A copy of the Restated Partnership Agreement is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     On August 31, 2010, the Partnership held a special meeting of its limited partners to consider and vote upon the approval and adoption of the Merger Agreement and the Merger. Approval of such proposal required the affirmative vote of holders of at least a majority of the Common Units that were not held by the General Partner or its affiliates (such Common Units, “Non-affiliated Common Units”) and of holders of at least a majority of the outstanding Subordinated Units, with each group of holders of Common Units and Subordinated Units voting as a separate class. Unitholders present in person or by proxy voted to approve and adopt the Merger Agreement and the Merger as follows:

				Broker
	For	Against	Abstain	Non-Votes
Common Units	15,493,032	35,335	16,504	0
Subordinated Units	10,957,900	0	0	0
     A majority of the Non-affiliated Common Units voted for the approval of the Merger Agreement and the Merger.
Item 7.01 Regulation FD Disclosure.
     On August 31, 2010, the Partnership and Williams Partners issued a joint press release announcing the results of the special meeting of limited partners of the Partnership and the completion of the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 24, 2010, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC, WPZ Operating Company Merger Sub LLC, Williams Pipeline Partners L.P. and Williams Pipeline GP LLC (filed on May 26, 2010 as Exhibit 2.1 to the Williams Pipeline Partners L.P.’s Current Report on Form 8-K and incorporated herein by reference).

3.1	Second Amended and Restated Agreement of Limited Partnership of Williams Pipeline Partners L.P., dated as of August 31, 2010.

99.1	Press Release, dated August 31, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PIPELINE PARTNERS L.P.

By:	Williams Pipeline GP LLC,
its General Partner

By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: September 1, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of May 24, 2010, by and among Williams Partners L.P., Williams Partners GP LLC, Williams Partners Operating LLC, WPZ Operating Company Merger Sub LLC, Williams Pipeline Partners L.P. and Williams Pipeline GP LLC (filed on May 26, 2010 as Exhibit 2.1 to the Williams Pipeline Partners L.P.’s Current Report on Form 8-K and incorporated herein by reference).

3.1	Second Amended and Restated Agreement of Limited Partnership of Williams Pipeline Partners L.P., dated as of August 31, 2010.

99.1	Press Release, dated August 31, 2010.